PEAR TREE FUNDS

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

Ordinary Shares: QFFOX Institutional Shares: QEMAX R6 Shares: QFFRX

Supplement dated November 1, 2023

to

Summary Prospectus, Prospectus and Statement of Additional Information

dated August 1, 2023, as Supplemented

On October 31, 2023, the reorganization of Pear Tree Axiom Emerging Markets World Equity Fund (the “Target Fund”) into Pear Tree Polaris International Opportunities Fund (the “Acquiring Fund”), as approved by the Trustees of Pear Tree Funds and the shareholders of the Target Fund, occurred, and all shareholders of the Target Fund have become shareholders of the Acquiring Fund. As of November 1, 2023, the Target Fund no longer offers or sells shares of beneficial interest, nor does it permit shareholders of other Pear Tree Funds to exchange their shares for shares of the Target Fund.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.